Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Bain Capital Specialty Finance, Inc. (the “Company”) for the Quarterly period ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Ewald, Principal Executive Officer of the Company, and I, Amit Joshi, Principal Financial Officer of the Company, each certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2025

/s/ Michael A. Ewald

Michael A. Ewald
Principal Executive Officer
Bain Capital Specialty Finance, Inc.

/s/ Amit Joshi

Amit Joshi
Principal Financial Officer
Bain Capital Specialty Finance, Inc.